Exhibit 99.3 Future node performance and other metrics, including power and density, are projections and are inherently uncertain and, in the case of other industry nodes, are derived from or estimated based on publicly available information. Intel’s node numbers do not represent the actual dimension of any physical feature on a transistor or structure. They also do not pinpoint a specific level of improvement in performance, power or area, and the magnitude of a decrease from one node number to the next is not necessarily proportionate to the level of improvement in one or more metrics. Historically, new Intel node numbers were based solely on improvements in area/density; now, node numbers generally reflect a holistic assessment of improvement across metrics and can be based on improvement in one or more of performance, power, area, or other important factors, or a combination, and will not necessarily be based on area/density improvement alone. Non-GAAP Financial Measures. This presentation contains non-GAAP financial measures. Intel gross margin and earnings per share, as well as Intel revenue for fiscal years 2021 and earlier, are presented on a non-GAAP basis unless otherwise indicated. This presentation also includes a non-GAAP free cash flow (FCF) measure. The appendix to these materials available at www.intc.com provides a reconciliation of these measures to the most directly comparable GAAP financial measure. The non-GAAP financial measures disclosed by Intel should not be considered a substitute for, or superior to, the financial measures prepared in accordance with GAAP. Forward-Looking Statements. Statements in this presentation that refer to business outlook, plans, and expectations are forward-looking statements that involve risks and uncertainties. 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Forward-looking statements in this presentation include: statements relating to Intel’s strategy and its anticipated benefits; Intel's process and packaging technology roadmap and schedules; innovation cadence; business plans; financial projections and expectations; total addressable market (TAM) and market opportunity; manufacturing expansion, financing, and investment plans; future manufacturing capacity; future technology, services, and products and the expected benefits and availability of such technologies, services, and products, including PowerVia and RibbonFET technologies, future process nodes, and other technologies and products; product and manufacturing plans, goals, timelines, ramps, progress, and future product and process leadership and performance; future economic conditions; future impacts of the COVID-19 pandemic; plans and goals related to Intel’s foundry business; future legislation; future capital offsets; pending or future transactions; the proposed Mobileye IPO; the memorandum of understanding with Brookfield; supply expectations including regarding industry shortages; future external foundry usage; future use of EUV and other manufacturing tools and technologies; expectations regarding customers, including designs, wins, orders, and partnerships; projections regarding competitors; ESG goals; and anticipated trends in our businesses or the markets relevant to them, including future demand, market share, industry growth, and technology trends, also identify forward-looking statements. Such statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Important factors that could cause actual results to differ materially are set forth in Intel's earnings release dated January 26, 2022, which is included as an exhibit to Intel’s Form 8-K furnished to the SEC on such date, and in Intel's SEC filings, including the company's most recent reports on Forms 10-K and 10-Q. Copies of Intel’s SEC filings may be obtained by visiting our Investor Relations website at www.intc.com or the SEC's website at www.sec.gov. All information in this presentation reflects management’s views as of February 17, 2022, unless an earlier date is indicated. Intel does not undertake, and expressly disclaims any duty, to update any statement made in this presentation, whether as a result of new information, new developments or otherwise, except to the extent that disclosure may be required by law. Intel technologies may require enabled hardware, software or service activation. No product or component can be absolutely secure. Your costs and results may vary. Product and process performance varies by use, configuration and other factors. Learn more at www.Intel.com/PerformanceIndex and www.Intel.com/ProcessInnovation. Future product and process performance and other metrics are projections and are inherently uncertain. © Intel Corporation. Intel, the Intel logo, and other Intel marks are trademarks of Intel Corporation or its subsidiaries. Other names and brands may be claimed as the property of others.

Investor Meeting 2022

Investor Meeting 2022 Executive Vice President General Manager, Datacenter & AI Group

Growing Our Leadership Harnessing Our Ubiquity Making AI and in Data Center and Core Strengths Security Pervasive A Foundation Built On Building on Our Position as a Unique Hardware Capabilities Intel® Xeon® Scalable Processors Trusted Industry Leader Strengthened by Software 4 Investor Meeting 2022

DCAI TAM Opportunity



>$65B
Mid-Teens
CAGR
~$30B
Intel® Xeon® Scalable Processors • FPGAs • Accelerators
2021
2022
2023
2024
2025
2026

Market Trends

- Continued Data Explosion
- Evolution of Data Center Architectures
- Growth of AI and Security

Source: Silicon TAM forecast is based on amalgamation of analyst data and Intel analysis, based upon current expectations and available information and are subject to change without notice.

Investor Meeting 2022

intel. 5

Shipped in Q4’21 6 Investor Meeting 2022

Data Center Leadership with Sapphire Rapids

Intel 7
P-core



Built-in Accelerators

- Intel Advanced Matrix Extensions
- Intel Data Streaming Accelerator
- Intel QuickAssist Technology

Advanced Security Solutions

- Intel Software Guard Extensions
- Intel Crypto Acceleration
- Intel Total Memory Encryption
- Intel Platform Firmware Resilience

Enabling Major Industry Transitions

- PCI EXPRESS Gen 5
- CXL Compute Express Link
- DDR5

Investor Meeting 2022

intel. 7

Next Gen Intel® Xeon® Scalable Processor (Codenamed Sapphire Rapids) Vs. Nvidia A100 GPU *For workloads and configurations, visit www.intel.com/investordayclaims. Results may vary. 8 Investor Meeting 2022

P- Core E-Core Perf/core optimized for mainstream & premium cloud and Emerald Rapids Sapphire Rapids Granite Rapids Future Gen data-center Intel 7 Intel 7 Intel 3 applications 2023 2022 2024 Power/perf optimized to support high- density, ultra- Sierra Forest efficient compute Future Gen Intel 3 for the cloud 2024 9 Investor Meeting 2022

Broad Software Extensive Software Broad OEM/ODM 1 Ecosystem Optimizations Ecosystem >700 100s >100 BILLIONS MILLION Commercial Software Lines of Code Optimized Intel® Xeon® Scalable Providers Enabled and for Intel® Architecture Processors in the Optimized for Intel® Xeon® Installed Base Scalable Processors 10 (1) Intel estimates based on programs such as Network Builders, AI Builders, Intel Partner Alliance, and more. Investor Meeting 2022

64% 60% Spanning Edge to Cloud and Customers Report Customers Report Covering All Major Markets Higher Application Performance* Faster Deployment Time* On Average On Average “Intel Select Solutions are like an ‘easy button’ that “Our VM density has increased roughly 20% to 35% can help customers solve business problems faster.” by using Intel Xeon Scalable processors optimized for virtualization and cryptography.” Bob Olwig, EVP, Corporate Business Development World Wide Technology Ian McClarty, President, phoenixNAP *Source: IDC Business Value White Paper, sponsored by Intel, The Business Value of Intel-Based Workload Optimized Solutions 11 doc #US48359721, November 2021, Results may vary Investor Meeting 2022

12 Investor Meeting 2022

>$40B Silicon TAM (2026) DL Training Preprocessing Inference & Management AI Training AI Inference 20% CAGR 25% CAGR Statistical/ML (2021 - 2026) (2021 - 2026) Size of boxes is approximate silicon TAM (2021) Intel’s Broad & Open Approach CPU GPU Custom oneAPI Most AI Compute Today Runs on Intel® Xeon® Scalable Processors 13 Investor Meeting 2022

Driving the Era of Confidential Computing Cloud Intel SGX Enterprise Intel SGX Deployments Enterprise Use of Intel SGX Edge Intel Helps to Protect Data At Rest, Inflight and In Use Intel SGX = Intel Software Guard Extensions 14 Investor Meeting 2022 *No product or feature can be absolutely secure

Near Term CAGR Longer Term CAGR Mid-to-High Mid Teens (2023 – 2026) Single Digits (2021 – 2023) 15 Investor Meeting 2022

Near Term CAGR Leadership Products, Process and Packaging Mid-to-High Technology and Scale Capacity Single Digits (2021 – 2023) Industry-leading Software and Hardware Capabilities Unleash the Ecosystem Longer Term CAGR Mid Teens (2023 – 2026) Unmatched AI and Security Strengths Across Products and Segments 16 Investor Meeting 2022